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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of report: November 10, 2000
                       (Date of earliest event reported)

                                    1-10711
                                   ---------
                             (Commission File No.)



                          Sizzler International, Inc.
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            (Exact name of Registrant as specified in its charter)




              Delaware                                        95-4307254
             ----------                                     ---------------
(State or other jurisdiction of incorporation)      (IRS Employer Identification
                                                              Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
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         (Address of principal executive offices, including zip code)



                                (310) 568-0135
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             (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On November 10, 2000 Sizzler International, Inc. (the "Company") issued a press release announcing it will hold a quarterly conference to discuss second quarter results, which press release is filed with this report.

     On November 16, 2000, the Company issued a press release announcing earnings and same-store sales for the second quarter, which press release is filed with this report.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.          Description
--------------       --------------
99.1               Press Release dated November 10, 2000.
99.2               Press Release dated November 16, 2000.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                               Sizzler International, Inc.


                                               By:  /s/ Mary E. Arnold
                                                  ------------------------------
                                               Name:  Mary E. Arnold
                                               Title: Vice President and
                                                      Controller



Dated:  November 22, 2000

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